                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ------------



                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of earliest event reported:  March 26, 1996





                      HARRIS COMPUTER SYSTEMS CORPORATION
               (Exact name of registrant as specified in charter)



             FLORIDA                               0-24544                               65-510339
   (State or other jurisdiction                  (Commission                           (IRS employer
         of incorporation)                      file number)                        identification no.)



2101 WEST CYPRESS CREEK ROAD, FORT LAUDERDALE, FLORIDA           33309
(Address of principal executive offices)                       (Zip code)




Registrant's telephone number, including area code:  (305) 974-1700

ITEM 5.  OTHER EVENTS

    On March 26, 1996, Harris Computer Systems Corporation (the "Registrant"), executed a Purchase and Sale Agreement (the "Purchase and Sale Agreement"), as amended and restated as of May 23, 1996, between the Registrant and Concurrent Computer Corporation, a Delaware corporation ("Concurrent"). The Purchase and Sale Agreement provides for the assets of the Registrant's real-time computer business ("the Real-time Business") to be sold to Concurrent together with 683,178 shares of newly issued common stock of the Registrant ("Purchased Shares") in exchange for (i) 10,000,000 newly issued shares (the "Concurrent Common Stock Consideration") of common stock of Concurrent, par value $.01 per share ("Concurrent Common Stock") (ii) convertible exchangeable preferred stock of Concurrent ("Concurrent Preferred Stock") paying a 9% cumulative annual dividend quarterly in arrears with a liquidation preference of $10,000,000; and
(iii) the assumption by Concurrent of certain liabilities (the "Assumed Liabilities"). The sale of the Real-time Business and the Purchased Shares in exchange for the Concurrent Common Stock Consideration, the Concurrent Preferred Stock and the assumption by Concurrent of the Assumed Liabilities is referred to herein as the "Transaction."

    The Transaction will not include the assumption by Concurrent of certain liabilities of the Registrant or those assets and liabilities held by the Registrant in connection with the development, manufacture, and marketing of the Registrant's trusted computer products. The Real-time Business represented approximately 82% of the assets of the Registrant as of March 30, 1996, and accounted for 83%, 89% and 87% of the Registrant's sales for the six months ended March 30, 1996 and the fiscal years ended September 30, 1995 and June 30, 1994, respectively.

    The Purchase and Sale Agreement also contemplates the execution at the closing of the Transaction of certain ancillary agreements, including a Share Holding Agreement that will contain certain standstill, governance, transfer and registration provisions, and provisions relating to the composition of the Board of Directors of the Registrant and Concurrent.

    Consummation of the Transaction is conditioned upon a number of events, including approval of the Purchase and Sale Agreement and the Transaction by the shareholders of the Registrant and Concurrent, the approval by the shareholders of Concurrent of an amendment to the Concurrent 1991 Restated Stock Option Plan, the approval by the shareholders of the Registrant of an amendment to the Registrant's Stock Incentive Plan, certain regulatory approvals, and other conditions.

    The description of the Transaction herein is qualified entirely by reference to the Purchase and Sale Agreement, and the exhibits thereto, filed as exhibits to this Current Report on Form 8-K.

    As a result of the Transaction, the Registrant will own approximately 23% of the Concurrent Common Stock issued and outstanding (29% if the Concurrent Preferred Stock were to be converted into Concurrent Common Stock) and Concurrent will own approximately 10% of the issued and outstanding shares of Common Stock of the Registrant. Financial Statements of Concurrent at June 30, 1995, 1994, and 1993 and for the years then ended and at March 31, 1996 and for the three months and the nine months then ended are attached as exhibits to this Current Report on Form 8-K. Also filed as exhibits are Concurrent's Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended June 30, 1995, 1994 and 1993 and for the three-month and the nine-month periods ended March 31, 1996 and 1995.

ITEM 7.  PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Pro Forma Condensed Consolidated Financial Statements

     The following unaudited pro forma financial statements have been prepared to give effect to the Transaction

    These financial statements do not purport to represent what the results of operations or financial position actually would have been had the Transaction occurred on the dates when they are reflected to have occurred in the pro forma financial statements, or to project the results of operations or financial for any future period or date.

     The pro forma condensed consolidated statements of operations for the year September 30, 1995 and for the six months ended March 30, 1996 have prepared been assuming the Transaction had occurred as of the beginning of each of respective periods. The pro forma condensed consolidated statement of the Registrant for the year ended September 30, 1995 includes the Registrant's equity in the losses of Concurrent for the year ended June 30, 1995. The pro forma condensed consolidated statement of operations for the six months ended March 30, 1996 includes the Registrant's equity interest in the losses of Concurrent for six months ended March 31, 1996. The pro forma condensed consolidated balance sheet at March 30, 1996 has been prepared assuming the Transaction had as of that date.

     The pro forma condensed financial statements should be read in conjunction with the condensed consolidated financial statements for the year ended September 30, 1995, appearing in the Registrant's Annual Report on Form 10-K for the year ended September 30, 1005 and the condensed consolidated financial statements as of March 30, 1996 and for the six months then ended appearing on the Registrant's Quarterly Report on Form 10-Q for period ended March 30, 1996.

              HARRIS COMPUTER SYSTEMS CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED MARCH 30, 1996


                                                        Harris              LESS
                                                      Historical          Real-time         Pro Forma
                                                     Consolidated        Business(a)       Adjustments        Pro Forma
                                                     ------------        -----------       -----------        ---------
                                                                         (Dollars in thousands)
 Sales
      Equipment  . . . . . . . . . . . . . .            $18,942          $(14,765)                             $ 4,177
      Maintenance  . . . . . . . . . . . . .              6,622            (6,404)                                 218
                                                        -------          --------           ------             -------
                                                         25,564           (21,169)                               4,395

 Cost of sales
      Equipment  . . . . . . . . . . . . . .             10,051            (7,228)                               2,823
      Maintenance  . . . . . . . . . . . . .              3,279            (3,187)                                  92
                                                        -------          --------           ------             -------
                                                         13,330           (10,415)                               2,915

 Gross profit  . . . . . . . . . . . . . . .             12,234           (10,754)                               1,480
 Research and development  . . . . . . . . .              3,580            (3,003)                                 577

 Selling, general and administration . . . .             11,266            (8,054)             154 (b)           3,366
 Transaction expense . . . . . . . . . . . .                820                 0                                  820
                                                        -------          --------           ------             -------
                                                         15,666           (11,057)             154               4,763
 Operating loss  . . . . . . . . . . . . . .             (3,432)              303             (154)             (3,283)

 Equity interest in losses of Concurrent . .                                                  (141)(c)            (141)
 Dividends on Concurrent Preferred Stock . .                                                    51 (d)              51
 Interest income . . . . . . . . . . . . . .                155              (129)                                  26

 Other expense . . . . . . . . . . . . . . .                  2                (2)                                   0
                                                        -------          --------           ------             -------
 Net loss  . . . . . . . . . . . . . . . . .            $(3,275)         $    172           $ (244)            $(3,347)
                                                        =======          ========           ======             =======


See Accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations.

              HARRIS COMPUTER SYSTEMS CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1995



                                                                            LESS
                                                  Harris Historical       Real-time         Pro Forma
                                                     Consolidated        Business(a)       Adjustments         Pro Forma
                                                     ------------        -----------       -----------         ---------
                                                                         (Dollars in thousands)
 Sales
      Equipment  . . . . . . . . . . . . . .           $ 31,184          $(26,650)                             $ 4,534
      Maintenance  . . . . . . . . . . . . .             13,927           (13,644)                                 283
                                                       --------          --------          -------             -------
                                                         45,111           (40,294)                               4,817
 Cost of sales
      Equipment  . . . . . . . . . . . . . .             18,550           (15,549)                               3,001

      Maintenance  . . . . . . . . . . . . .              7,214            (7,075)                                 139
                                                       --------          --------          -------             -------
                                                         25,764           (22,624)                               3,140
 Gross profit  . . . . . . . . . . . . . . .             19,347           (17,670)                               1,677

 Research and development  . . . . . . . . .              7,903            (7,068)                                 835
 Selling, general and administration . . . .             22,984           (18,985)             308 (b)           4,307
                                                       --------          --------          -------             -------
                                                         30,887           (26,053)             308               5,142
 Operating loss  . . . . . . . . . . . . . .            (11,540)            8,383             (308)             (3,465)

 Equity interest in losses of Concurrent . .                                                (1,850)(c)          (1,850)
 Dividends on Concurrent Preferred Stock . .                                                   203 (d)             203
 Interest income . . . . . . . . . . . . . .                456              (407)                                  49
 Other Expense . . . . . . . . . . . . . . .                 (4)                4                                    0
                                                       --------          --------          -------             -------
 Net income (loss) . . . . . . . . . . . . .           $(11,088)         $  7,980          $(1,955)            $(5,063)
                                                       ========          ========          =======             =======





See Accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations.

              HARRIS COMPUTER SYSTEMS CORPORATION AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS

1. BASIS OF PRESENTATION

    The unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only, giving effect to the Transaction and, therefore, are not necessarily indicative of the financial results that might have been achieved had the Transaction occurred as of an earlier date, nor are they necessarily indicative of the financial results which may occur in the future.

    The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1995 include Harris's equity interest in the net losses of Concurrent for the year ended June 30, 1995. The unaudited pro forma condensed consolidated statement of operations for the six months ended March 30, 1996 include Harris's equity interest in the net losses of Concurrent for the six months ended March 31, 1996.

2. PRO FORMA ADJUSTMENTS

    The following unaudited pro forma adjustments were made to Harris's historical condensed consolidated statements of operations for the year ended September 30, 1995 and the six months ended March 30, 1996 to give effect to the Transaction as if such Transaction had occurred as of the beginning of the respective periods:

    (a)  To subtract the operating results of Harris's Real-Time Business.

    (b) To record the amortization of compensation for the stock granted to Mr. Siegel and Mr. Dunleavy in exchange for a non-compete agreement. Amount represents the prorated amortization expense over a 5 year life.

    (c) To record Harris's equity interest in the net losses of Concurrent based on its percentage ownership of Concurrent Common Stock.

    (d) To record preferred stock dividends and accretion on Concurrent Preferred Stock received as part of the Transaction.

              HARRIS COMPUTER SYSTEMS CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 30, 1996


                                                                    Harris
                                                                  Historical                 Pro Forma
                                                                 Consolidated               Adjustments            Pro Forma
                                                                 ------------               -----------            ---------
                                                                                   (Dollars in thousands)
 Cash and cash equivalents . . . . . . . . . . . . . . .            $ 1,307                    $(1,307)(e)         $    --
 Concurrent Common Stock available for sale -- current .                 --                     21,400 (c)          21,400(c)
 Accounts receivable . . . . . . . . . . . . . . . . . .             15,335                    (12,709)(a)           2,626
 Inventories . . . . . . . . . . . . . . . . . . . . . .              6,381                     (6,294)(a)              87

                                                                                                 1,540 (f)
 Prepaid expenses  . . . . . . . . . . . . . . . . . . .                660                       (407)(a)           1,793
                                                                    -------                    -------             -------
   Total current assets  . . . . . . . . . . . . . . . .             23,683                      2,233              25,906

 Property, plant and equipment . . . . . . . . . . . . .              5,912                     (4,878)(a)           1,034
 Capitalized software  . . . . . . . . . . . . . . . . .              8,135                     (5,409)(a)           2,726
 Concurrent Preferred Stock -- available for sale  . . .                                         5,384 (c)           5,384

 Other assets  . . . . . . . . . . . . . . . . . . . . .                822                       (792)(a)              30
                                                                    -------                    -------             -------
   Total assets  . . . . . . . . . . . . . . . . . . . .            $38,552                    $(3,472)            $35,080
                                                                    =======                    =======             =======
 Accounts payable  . . . . . . . . . . . . . . . . . . .              4,565                     (4,100)(a)             465
 Deferred revenue  . . . . . . . . . . . . . . . . . . .                628                       (591)(a)              37

                                                                                                (3,326)(a)
 Accrued expenses  . . . . . . . . . . . . . . . . . . .              4,219                      2,200 (b)           3,093
                                                                    -------                    -------             -------
   Total current liabilities . . . . . . . . . . . . . .              9,412                     (5,817)              3,595


                                                                                                (8,459)(a)
                                                                                                (2,200)(b)
                                                                                                 1,540 (f)
 Equity (deficit)                                                    29,140                     11,464 (d)          31,485
                                                                    -------                    -------             -------
   Total liabilities and equity  . . . . . . . . . . . .            $38,552                    $(3,472)            $35,080
                                                                    =======                    =======             =======





   See Accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet.

              HARRIS COMPUTER SYSTEMS CORPORATION AND SUBSIDIARIES
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

1.  PRO FORMA ADJUSTMENTS

    The following unaudited pro forma adjustments were made to the historical condensed consolidated balance sheet as of March 30, 1996 to give effect to the Transaction as if such Transaction occurred as of that date:

    a. to reflect the sale of the assets and liabilities of Harris's Real-Time Business (as defined in the Purchase and Sale Agreement).

    b. to reflect the accrual of estimated expenses relating to the Transaction of $2,200.

    c. to reflect the receipt of Concurrent Common and Concurrent Preferred Stock valued at $21,400 and $5,384, respectively, as part of the Transaction; the value of Concurrent Preferred Stock is based on the assumption that no dividends will be paid until the Concurrent Preferred Stock is to be redeemed in 2006; value at redemption was discounted at a rate of 14%. The value of the Concurrent Common Stock is the average of the closing prices for Concurrent Common Stock from May 1 through May 7, 1996. The Share Holding Agreement contains restrictions on the volume of sales of Concurrent Common Stock by Harris in certain circumstances.

    d. to reflect the issuance of 683,178 shares of Harris Common Stock valued at $11,464 to Concurrent as part of the Transaction. The value of the Harris Common Stock is the average of the closing prices for Harris Common Stock from May 1 through May 7, 1996.

    e. cash adjustments to Harris from net asset reconciliation adjustment per the Purchase and Sale Agreement.

    f. To record the charge for the issuance of stock to Mr. Siegel (78,000 shares) and Mr. Dunleavy (13,800 shares) at $16.78 (the average of the closing prices from May 1 through May 7, 1996) in exchange for a 5 year non-compete agreement.

    (b)  Exhibits.

    The following exhibits are filed as part of this Form 8-K:

                             EXHIBIT NO.                                 DESCRIPTION
                             -----------                                 -----------
                                 4.1          Form of Share Holding Agreement between Concurrent Computer
                                              Corporation and the Registrant (incorporated by reference to
                                              Exhibit 4.11 to the Registrant's Registration Statement on Form
                                              S-3 (file no. 333-04407) as filed with the Commission on May 23,
                                              1996).

                                 10.1         Purchase and Sale Agreement dated March 26, 1996 between the
                                              Registrant and Concurrent (incorporated by reference to Annex A of the Registrant's definitive proxy statement as filed with the
                                              Commission on May 24, 1996).

                                 23.1         Consent of Coopers & Lybrand L.L.P.

                                99.1*         Audited Consolidated  Financial Statements of Concurrent Computer
                                              Corporation, and Notes, thereto, for the years ended June 30,
                                              1995, 1994 and 1993.

                                99.2*         Concurrent Computer Corporation's Management's Discussion and
                                              Analysis of Financial Condition and Results of Operations for
                                              the fiscal years ended June 30, 1995, 1994 and 1993.

                                99.3*         Unaudited Consolidated Financial Statements of Concurrent
                                              Computer Corporation, and Notes thereto, at March 31, 1996 and for the three-month and the nine month periods then ended.

                                99.4*         Concurrent Computer Corporation's Management's Discussion and
                                              Analysis of Financial Condition and Results of Operations for
                                              the three-month and the nine-month periods ended March 31, 1996 and 1995.

                                99.5*         Pro Forma Condensed Consolidated Financial Statements of
                                              Concurrent Computer Corporation for the year ended June 30, 1995 and nine months ended March 31, 1996.

* Contains certain information concerning Concurrent. Concurrent is subject to the informational requirements in the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"), to which reference is made for detailed financial and other information regarding Concurrent. Such reports, proxy statements and other information can be inspected and copied at the Commission's offices at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2551 and can be inspected and copied at the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006, on which the Concurrent Common Stock is listed. The Commission does not approve or disapprove or pass upon the accuracy or the adequacy of reports, proxy statements or other information filed with it. The Registrant does not warrant the accuracy or completeness of such reports, proxy statements or other information nor that there have not occurred events not yet publicly disclosed by Concurrent which would affect either the accuracy or the completeness of the information concerning Concurrent included herein.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          HARRIS COMPUTER SYSTEMS CORPORATION


                          By: /s/ DANIEL S. DUNLEAVY
                              --------------------------------------------------
                              Daniel S. Dunleavy
                              Vice President, Chief Financial Officer and Chief
                                Administrative Officer


Dated: June 18, 1996

                                 EXHIBIT INDEX

          EXHIBIT NO.                                 DESCRIPTION
          -----------                                 -----------
            4.1          Form of Share Holding Agreement between Concurrent Computer
                         Corporation and the Registrant (incorporated by reference to
                         Exhibit 4.11 to the Registrant's Registration Statement on Form
                         S-3 (file no. 333-04407) as filed with the Commission on May 23,
                         1996).

           10.1          Purchase and Sale Agreement dated March 26, 1996 between the
                         Registrant and Concurrent (incorporated by reference to Annex A of the Registrant's definitive proxy statement as filed with the
                         Commission on May 24, 1996).

           23.1          Consent of Coopers & Lybrand L.L.P.

           99.1*         Audited Consolidated Financial Statements of Concurrent Computer
                         Corporation, and  Notes, thereto, for the years ended June 30,
                         1995, 1994 and 1993.

           99.2*         Concurrent Computer Corporation's Management's Discussion and
                         Analysis of Financial Condition and Results of Operations for
                         the fiscal years ended June 30, 1995, 1994 and 1993.

           99.3*         Unaudited Consolidated Financial Statements of Concurrent
                         Computer Corporation, and Notes thereto, at March 31, 1996 and for the three-month and the nine month periods then ended.

           99.4*         Concurrent Computer Corporation's Management's Discussion and
                         Analysis of Financial Condition and Results of Operations for
                         the three-month and the nine-month periods ended March 31, 1996 and 1995.

           99.5*         Pro Forma Condensed Consolidated Financial Statements of
                         Concurrent Computer Corporation for the year ended June 30, 1995 and nine months ended March 31, 1996.

* Contains certain information concerning Concurrent. Concurrent is subject to the informational requirements in the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Commission, to which reference is made for detailed financial and other information regarding Concurrent. Such reports, proxy statements and other information can be inspected and copied at the Commission's offices at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2551 and can be inspected and copied at the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006, on which the Concurrent Common Stock is listed. The Commission does not approve or disapprove or pass upon the accuracy or the adequacy of reports, proxy statements or other information filed with it. The Registrant does not warrant the accuracy or completeness of such reports, proxy statements or other information nor that there have not occurred events not yet publicly disclosed by Concurrent which would affect either the accuracy or the completeness of the information concerning Concurrent included herein.